UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 20, 2009
__________________

Maguire Properties, Inc.
(Exact name of registrant as specified in its charter)
__________________

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On July 28, 2008, Maguire Properties, Inc. (the “Company”) and JMB Capital Partners Master Fund L.P. and affiliated entities (“JMB Capital”) entered into a stockholder agreement, pursuant to which, among other things, the parties set forth certain agreements concerning the Company’s 2008 Annual Meeting of Stockholders and the composition of the Company’s Board of Directors.  The stockholder agreement states that the Company’s 2009 Annual Meeting of Stockholders will not be held prior to October 2, 2009.  In order to reflect the acceleration of the Company’s 2009 Annual Meeting of Stockholders to July 23, 2009 (discussed under Item 8.01 below), the Company and JMB Capital agreed to revise that provision of the stockholder agreement through an amendment. The Company and JMB Capital entered into the amendment to the stockholder agreement on April 20, 2009.

This description is qualified in its entirety by reference to the full text of the amendment to the stockholder agreement filed as Exhibit 99.1 to this report

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On April 22, 2009, the Company issued a press release announcing, among other things, the date, location and record date of the Company’s 2009 Annual Meeting of Stockholders, a copy of which is furnished as Exhibit 99.2 herewith.

Exhibit 99.2 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 8 – Other Events

Item 8.01 Other Events.

On April 20, 2009, the Company’s Board of Directors determined that the Company’s Annual Meeting of Stockholders will be held on Thursday, July 23, 2009, at 8:00 am local time, at the Omni Los Angeles Hotel located at 251 South Olive Street, Los Angeles, California 90012. The record date for voting at the Annual Meeting is as of the close of business on May 26, 2009.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired: None.

(b)           Pro forma financial information: None.

(c)           Shell company transactions: None.

(d)           Exhibits:

The following exhibits are either filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1*	Amendment to Stockholder Agreement dated April 20, 2009
99.2**	Press release dated April 22, 2009
__________
*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGUIRE PROPERTIES, INC.
Registrant

/s/	JONATHAN L. ABRAMS
Jonathan L. Abrams
Senior Vice President,
General Counsel and Secretary

Dated:                 As of April 22, 2009